SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)    December 8, 2003

                                             LSB INDUSTRIES, INC.
                                (Exact name of registrant as specified in its charter)

           Delaware                              1-7677                             73-1015226
        (State or other                      (Commission File                    (IRS Employer
         jurisdiction of                        Number)                         Identification No.)
         incorporation)

        16 South Pennsylvania Avenue, Oklahoma City, Oklahoma                         73107
         (Address of principal executive offices)                                  (Zip Code)

        Registrant's telephone number, including area code (405) 235-4546

                                                    Not applicable
                        (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On December 8, 2003, LSB Industries, Inc. issued a press release announcing that its common stock listing application has been approved by the American Stock Exchange, contingent upon LSB being in compliance with all applicable listing standards on the date it is scheduled to begin trading on the exchange. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

 Item 7. Financial Statements and Exhibits

(c)     Exhibits

        Exhibit Number             Description
         99.1                       Press release Announcing LSB Industries, Inc. has approval to begin trading on the American Stock Exchange

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2003                                     LSB INDUSTRIES, INC.

                                                            By: /s/ Tony M. Shelby
                                                                Tony M. Shelby,
                                                                Executive Vice President and
                                                                (Chief Financial Officer)